UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

HANCOCK FABRICS, INC.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

☐	Fee paid previously with preliminary materials:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:
2.	Form, Schedule or Registration Statement No.:
3.	Filing Party:
4.	Date Filed:

Hancock Fabrics, Inc.
One Fashion Way, Baldwyn, MS

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS
to be held on
December 16, 2011

Dear Shareholder,

NOTICE IS HEREBY GIVEN that the 2011 Annual Stockholders’ Meeting (the “Annual Meeting”) of Hancock Fabrics, Inc., a Delaware Corporation (the “Company”) will be held at the Company’s headquarters at One Fashion Way, Baldwyn, Mississippi on Friday, December 16, 2011 at 10:00 a.m. CST, or as soon thereafter as a quorum shall be present, for the following purposes:

Proposals to be considered at the Annual Meeting:
(1)	To elect four directors.

(2)	To ratify the appointment of Burr Pilger Mayer, Inc. as Hancock’s independent auditors for the fiscal year ending January 28, 2012.

Only stockholders of record on the books of the Company at the close of business on October 21, 2011 will be entitled to vote at the meeting. Stockholders are cordially invited to attend the meeting. The Board of Directors recommends a vote “FOR”: Items 1 and 2.

PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

*Stockholders are cordially invited to attend the Annual Meeting and vote in person.

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Vote Your Proxy on the Internet: Go to www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

COMPANY ID:

PROXY NUMBER:

The Proxy Materials are available for review at:	ACCOUNT NUMBER:
http://www.cstproxy.com/hancockfabrics/2011

Hancock Fabrics, Inc.
One Fashion Way, Baldwyn, MS

Important Notice Regarding the Availability of Proxy Materials
For the Stockholders’ Meeting to Be Held On December 16, 2011

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before December 8, 2011 to facilitate a timely delivery.

The following Proxy Materials are available to you to review at: http://www.cstproxy.com/hancockfabrics/2011

-	the Company’s Annual Report for the year ending January 29, 2011
-	the Company’s 2011 Proxy Statement (including all attachments thereto)
-	the Proxy Card.
-	any amendments to the foregoing materials that are required to be furnished to stockholders.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to  vote your proxy  electronically. You must reference your company ID., 9-digit proxy number and 10-digit account number.

REQUESTING A PAPERCOPY OF THE PROXY MATERIALS

By telephone please call 1-888-221-0690,
or
By logging on to http://www.cstproxy.com/hancockfabrics/2011
or
By email at: proxy@continentalstock.com

Please include the company name and your account number in the subject line.